CARILLON SERIES TRUST
Carillon ClariVest Capital Appreciation Fund
Carillon ClariVest International Stock Fund
Carillon Cougar Tactical Allocation Fund
Carillon Eagle Growth & Income Fund
Carillon Eagle Mid Cap Growth Fund
Carillon Eagle Small Cap Growth Fund
Carillon Scout International Fund
Carillon Scout Mid Cap Fund
Carillon Scout Small Cap Fund
Carillon Reams Core Bond Fund
Carillon Reams Core Plus Bond Fund
Carillon Reams Unconstrained Bond Fund
(collectively, the “Funds”)

SUPPLEMENT DATED MARCH 20, 2020 TO THE
PROSPECTUS AND SUMMARY PROSPECTUSES
DATED MARCH 1, 2020

In light of recent market events we wanted to confirm our commitment to providing uninterrupted delivery of our investment products and services to clients around the world while at the same time safeguarding the health and safety of our associates. As a global enterprise, we prepare for events that have the potential to disrupt business, such as the current coronavirus outbreak. In addition, we are communicating with our key service providers and remain confident that they have sufficient business continuity plans to continue to provide our Funds with the level of service we expect.

1.
Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout International Fund, Carillon Scout Mid Cap Fund and Carillon Scout Small Cap Fund (each, an “Equity Fund”).

Effective immediately, the paragraph that begins with “Stock market risk” in the “Principal Risks” section of each Equity Fund’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

•
Stock market risk is the risk that broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, such as natural disasters, public health crises or pandemics (such as COVID-19), governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment, will adversely impact the fund.

2.	Carillon Cougar Tactical Allocation Fund (the “Tactical Allocation Fund”).

Effective immediately, the paragraph that begins with “Market risk” in the “Principal Risks” section of the Tactical Allocation Fund’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

•
Market risk is the risk that broad securities market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, such as natural disasters, public health crises or pandemics  (such as COVID-19), governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment, will adversely impact the fund.

Effective immediately, the paragraph that begins with “Fixed income market risk” in the “Principal Risks” section of the Tactical Allocation Fund’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

•
Fixed income market risk is the risk that market conditions or other events that impact fixed income issuers, including adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, such as natural disasters, public health crises or pandemics (such as COVID-19), governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment, will have an adverse effect on the underlying funds. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the underlying funds to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the underlying funds to experience a loss when selling securities to meet redemption requests by shareholders.

3.	Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Reams Unconstrained Fund (each, a “Fixed Income Fund”).

Effective immediately, the paragraph that begins with “Fixed income market risk” in the “Principal Risks” section of each Fixed Income Fund’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

•
Fixed income market risk is the risk that market conditions or other events that impact fixed income issuers, including adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, such as natural disasters, public health crises or pandemics (such as COVID-19), governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment, will have an adverse effect on the fund. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders.

4.	All Funds.

Effective immediately, the paragraph that begins with “Fixed income market” in the “Additional Information About Principal Risk Factors” section on page 74 of the Prospectus is hereby deleted in its entirety.

Effective immediately, the paragraph that begins with “Market and Stock Market” in the “Additional Information About Principal Risk Factors” section on page 76 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Market, Fixed Income Market and Stock Market | Markets may at times be volatile and the value of a fund’s stock and fixed income holdings - and the income generated by a fund’s fixed income holdings - may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer, such as real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations, that may cause broad changes in market value, changes in the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  Changes in value may be temporary or may last for extended periods.  Even when securities markets perform well, there is no assurance that the investments held by a fund will increase in value along with the broader market.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers.  Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy.  Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil  have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a fund’s investments.

In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement.

In the “Additional Information About Principal Risk Factors” section on page 78 of the Prospectus, the following is added immediately prior to the paragraph that begins with “Redemptions.”

Recent Market Events | Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. Decisions by the Federal Reserve System (also known as “the Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy.  The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates.  The Fed has signaled that it plans to maintain its interventions at an elevated level.  Amid the Fed’s ongoing efforts, concerns about the markets’ dependence on the Fed’s daily doses of liquidity have grown.

Political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements and the United Kingdom and European economies as well as the broader global economy.

The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial market, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

An epidemic outbreak and governments’ reactions to such a public health crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy.  An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally.  This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.  The effect of recent efforts undertaken by the Fed to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet known. In addition, COVID-19 could cause the need for employees and vendors at various businesses, including Carillon Towers Advisers, Inc. (“Carillon Tower”) or a fund’s sub-adviser, to work at external locations, and extensive medical absences.  Carillon Tower and the funds’ sub-advisers have policies and procedures to address known situations, but because a large epidemic may create significant market and business uncertainties and disruptions, not all events that could affect the business of Carillon Tower or a fund’s sub-adviser can be determined and addressed in advance.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether.  Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

These losses could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Effective immediately, in the tables that appear on pages 70 and 71 in the “Additional Information About Principal Risk Factors” section of the Prospectus, the following changes are made:

a)
a row titled “Recent Market Events” is added to each table on pages 70 and 71 immediately prior to the row titled “Redemptions” and an “X” is placed under the column for each Fund with respect to “Recent Market Events” risk;

b)
the row titled “Market and Stock” market in each table is renamed “Market, Fixed Income Market and Stock Market,” and, in the table on page 71, an “X” is placed under the column for each Fixed Income Fund with respect to “Market, Fixed Income Market and Stock Market” risk; and

c)	the row titled “Fixed Income Market” in each table is deleted.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS AND SUMMARY PROSPECTUSES FOR FUTURE REFERENCE